Supplement Dated April 14, 2014
to the Prospectuses and Statement of Additional Information
Dated October 1, 2008 for

Visionary Variable Annuity
Visionary Choice Variable Annuity

Issued By
Athene Annuity and Life Company (formerly known as Aviva Life and Annuity Company)
through its
ALAC Separate Account 1

This supplement updates certain information in the prospectuses and statement of additional information for the variable annuity contracts listed above (each a “Contract”). Please read this supplement carefully and keep it with your Contract prospectus for future reference.

The principal underwriter for the Contracts has changed its name from Aviva Securities, LLC to Athene Securities, LLC. The principal business address of Athene Securities, LLC is 841 Apollo Street, Suite 150, El Segundo, CA 90245.

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If you have any questions regarding this supplement, please contact the registered representative who sold you your Contract, or write to or call our Service Center at P.O. Box 82594, Lincoln, NE 68501, 1-888-232-6486.